Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE N – SUBSEQUENT EVENTS

Second Amendment to Amended and Restated Revolving Credit and Security Agreement

On January 25, 2013 the Borrower and CapitalSource entered into the Second Amendment to the Amended and Restated Revolving Credit and Security Agreement, dated April 26, 2010. The Second Amendment:

I.)	Increased the Facility Cap to $10.0 million from $9.0 million; provided, that the Borrower may request to increase the Facility Cap twice during the term of the Amended and Restated Credit Agreement in increments of $1.0 million to a maximum of $12,000,000 on or after January 31, 2013;

II.)	Amended Annex 1 of the Credit Facility as follows:

a)	Deleted Section 2 of the Annex 1 in its entirety and replaced it with the following:

2.	Minimum Cash Velocity

For each Test Period, measured as of the last day of each calendar month ending on or after December 31, 2012, Collections of Accounts of Borrowers collectively shall not be less than the Cash Velocity Percentage of Borrower’s net revenue for the Revenue Period less the bad debt expense recognized on the income statement for such Revenue Period.

b)	Added the following definition to the definitions set forth in such Annex in the appropriate alphabetic order:

“Cash Velocity Percentage” means (a) 80% for the period beginning December 31, 2012 and ending on March 31, 2013 and (b) 87.5% at all other times.

We paid Capital Source a commitment fee of $10,000 in connection with the Second Amendment.

End of Financial Statements